UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025 (December 13, 2024)

1847 HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56128	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Madison Avenue, 8th Floor, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 16, 2024, 1847 CMD Inc. (“1847 CMD”), a subsidiary of 1847 Holdings LLC (the “Company”), acquired all of the issued and outstanding capital stock of CMD Inc., a Nevada corporation (“CMD”), and all of the membership interests of CMD Finish Carpentry LLC, a Nevada limited liability company (“Finish,” and together with CMD, the “CMD Companies”), pursuant to a stock and membership interest purchase agreement, dated November 4, 2024 and amended on December 5, 2024 and December 13, 2024, between 1847 CMD and The CD Trust, dated October 18, 2021.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on December 18, 2024 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of the CMD Companies for the years ended December 31, 2023 and 2022 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited condensed consolidated financial statements of the CMD Companies for the nine months ended September 30, 2024 and 2023 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Pre-Funded Warrant to Purchase Common Shares, dated December 16, 2024 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on December 18, 2024)
4.2	Form of Series A Warrant to Purchase Common Shares, dated December 16, 2024 (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on December 18, 2024)
4.3	Form of Series B Warrant to Purchase Common Shares, dated December 16, 2024 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed on December 18, 2024)
10.1	Stock and Membership Interest Purchase Agreement, dated November 4, 2024, between 1847 CMD Inc. and Chris Day (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 18, 2024)
10.2	Amended and Restated Stock and Membership Interest Purchase Agreement, dated December 5, 2024, between 1847 CMD Inc. and Chris Day (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 18, 2024)
10.3	Amendment No. 1 to Amended and Restated Stock and Membership Interest Purchase Agreement, dated December 13, 2024, between 1847 CMD Inc., Chris Day and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on December 18, 2024)
10.4	Amendment No. 2 to Amended and Restated Stock and Membership Interest Purchase Agreement, dated December 16, 2024, between 1847 CMD Inc., Chris Day and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on December 18, 2024)
10.5	Promissory Note issued by 1847 CMD Inc. to The CD Trust, dated October 18, 2021 on December 16, 2024 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on December 18, 2024)
10.6	Security Agreement, dated December 16, 2024, among 1847 CMD Inc., CMD Inc., CMD Finish Carpentry LLC and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on December 18, 2024)
10.7	Pledge Agreement, dated December 16, 2024, between 1847 Holdings LLC and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on December 18, 2024)
10.8	Pledge Agreement, dated December 16, 2024, between 1847 CMD Inc. and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on December 18, 2024)
10.9	Guaranty, dated December 16, 2024, among 1847 Holdings LLC, CMD Inc., CMD Finish Carpentry LLC and The CD Trust, dated October 18, 2021 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on December 18, 2024)
10.10	Lease, dated December 16, 2024, between Delancey LLC and 1847 CMD Inc. (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on December 18, 2024)
10.11	Lease, dated December 16, 2024, between CD Gowan LLC and 1847 CMD Inc. (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on December 18, 2024)
10.12	Management Services Agreement, dated December 16, 2024, 1847 Partners LLC and 1847 CMD Inc. (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on December 18, 2024)
10.13	Placement Agency Agreement, dated December 13, 2024, between 1847 Holdings LLC and Spartan Capital Securities, LLC (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on December 18, 2024)
10.14	Form of Securities Purchase Agreement, dated December 13, 2024, among 1847 Holdings LLC and the Purchasers signatory thereto (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on December 18, 2024)
10.15	Form of Registration Rights Agreement, dated December 13, 2024, among 1847 Holdings LLC and the Purchasers signatory thereto (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on December 18, 2024)
10.16	Form of Amendment No. 1 to Securities Purchase Agreement, dated December 13, 2024, among 1847 Holdings LLC and the purchasers signatory thereto (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on December 18, 2024)
99.1	Audited Consolidated Financial Statements for the Years Ended December 31, 2023 and 2022
99.2	Unaudited Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2024 and 2023
99.3	Unaudited Pro Forma Combined Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer